UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2019

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Summer Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 247-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2019, Rapid7, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (i) to elect the two nominees for director to hold office until the 2022 Annual Meeting of Stockholders (“Proposal 1”), (ii) to ratify the selection by the Audit Committee of the Company’s board of directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019 (“Proposal 2”), (iii) to approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2019 (“Proposal 3”), and (iv) to indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company's named executive officers (“Proposal 4”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders approved Proposal 1. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Corey Thomas	26,840,438	11,901,044	5,292,618
J. Benjamin Nye	24,634,298	14,107,184	5,292,618

There were no abstentions with respect to Proposal 1.

Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of Directors of KPMG LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2019

The Company’s stockholders approved Proposal 2. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,589,728	398,281	46,091	—

Proposal 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,398,839	3,247,915	94,728	5,292,618

Proposal 4 - Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The Company’s stockholders indicated, on a non-binding advisory basis, the preferred frequency for the solicitation of future advisory stockholder approval of compensation paid to the Company's named executive officers be held every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
38,412,482	4,619	186,850	137,531	5,292,618

Consistent with the stockholder voting results above and the recommendation of the board of directors of the Company as disclosed in the Company’s proxy statement for the Annual Meeting, the board of directors of the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the board of directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: June 14, 2019	By:	/s/ Jeff Kalowski
Jeff Kalowski
Chief Financial Officer